Exhibit 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED JUNE 1, 2003

In re                                   |     Case Nos. 02-12599 through
SLI, INC.,                              |     02-12608
CHICAGO MINIATURE OPTOELECTRONIC        |
 TECHNOLOGIES, INC.,                    |
ELECTRO-MAG INTERNATIONAL, INC.,        |     Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA         |
 LIGHTING INTERNATIONAL, INC.,          |
SLI LIGHTING PRODUCTS, INC.,            |        Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                   |
SLI LIGHTING SOLUTIONS, INC., AND       |
CML AIR, INC.,                          |
                                        |
Debtors.                                |
-----------------------------------------

Attached are the Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:

--------------------------------------------------------------------------------
                                                                        Document
REQUIRED DOCUMENTS                                     Form Number      Attached
--------------------------------------------------------------------------------
Flash Variance Report                                                      X
--------------------------------------------------------------------------------
Schedule of Cash Disbursements                            MOR-1            X
--------------------------------------------------------------------------------
Income Statement                                          MOR-2            X
--------------------------------------------------------------------------------
Balance Sheet                                             MOR-3            X
--------------------------------------------------------------------------------
Consolidated Status of Postpetition Taxes                 MOR-4a           X
--------------------------------------------------------------------------------
Consolidated Summary of Unpaid Postpetition Debts         MOR-4b           X
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging              MOR-5a           X
--------------------------------------------------------------------------------
Debtor Questionnaire                                      MOR-5b           X
--------------------------------------------------------------------------------

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal May which is covered by this report, runs from April 28, 2003 through June 1, 2003. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements. MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.

      6/26/2003               /s/ Robert J. Mancini
      ---------------         --------------------------------------------------
      Date                    Robert J. Mancini, Executive Vice President & CFO

In re: SLI Inc. et al.                       Case No.: 02-12599 through 02-12608

                                   Reporting Period: Apr 28, 2003 - June 1, 2003

            CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                       APRIL 28, 2003 THROUGH JUNE 1, 2003

                                              ---------------------------------
                                                Consolidated Filing Entities
                                              ---------------------------------
                                              Forecast  Actuals     Variance
                                                                 --------------
                                                May      May
                                              ------   -------
Beginning Cash                                 3,000     3,640      640    21.3%

Receipts

    Trade                                     12,947    13,050      103     0.8%
    Intercompany                                   0         0        0
    Other Receipts                               132        74      (58)  -43.9%
                                             -------   -------   --------------
       Total Receipts                         13,079    13,124       45     0.3%

Payments

    Payroll & Wages
       Salaries                                1,542     1,636       94     6.1%
       Wages                                     245        95     (150)  -61.2%
       Benefits                                  278       339       61    21.9%
       Severance                                  35         0      (35)
                                             -------   -------   --------------
               Sub Total                       2,100     2,070      (30)  -1.4%

    Operating Expenses
       RM / Finished Goods / Freight           6,189     5,551     (638)  -10.3%
       Intercompany Payments                   3,553     2,577     (976)  -27.5%
       Intercompany Loans                          0         0        0
       Occupancy Costs                            97       123       26    26.8%
       Utilities                                 163       124      (39)  -23.9%
       Insurance                                 153       324      171   111.8%
       Contract / Temporary Labor                 40        42        2     5.0%
       Commissions                               303       250      (53)  -17.5%
       Selling                                   110       145       35    31.8%
       Corporate                                   0        37       37
       Other                                     229       324       96    41.8%
                                             -------   -------   --------------
               Sub Total                      10,837     9,497   (1,340)  -12.4%

                                             -------   -------   --------------
       Total Operating Expenses               12,937    11,567   (1,370)  -10.6%

    Bankruptcy
       Professionals
          Bank Professionals                     475       377      (98)  -20.6%
          Professionals                          900     1,934    1,034   114.9%
                                             -------   -------   --------------
               Sub Total                       1,375     2,311      936    68.1%

       DIP Fees/Interest                         144       164       20    13.9%
                                             -------   -------   --------------
               Total Bankruptcy                1,519     2,475      956    62.9%

    Other Expenses
       Interest Expense and Fees                   5         1       (4)  -80.0%
       Professional Fees                         133        37      (96)  -72.2%
       Taxes                                     185       170      (15)   -8.1%
       Purchaser Exp. Reimb                        0       200      200
                                             -------   -------   --------------
               Sub Total                         323       408       85    26.3%

                                             -------   -------   --------------
Total Disbursements                           14,779    14,450     (329)   -2.2%

                                             -------   -------   --------------
Net Cash Flow                                 (1,700)   (1,326)     374   -22.0%
                                             -------   -------   --------------

    Intercompany Transfers                         0         0        0
    DIP Draw/(Payment)                         1,700     1,000     (700)  -41.2%
                                             ----------------------------------
Ending Cash                                    3,000     3,314      314    10.5%
                                             ==================================

-----------------------------------------------------------------------
DIP Facility
    Total Committed Facility Size             30,000    30,000        0
    Opening Balance                           25,000    24,500     (500)
         US Draw/Repayment                     1,700     1,000     (700)
                                             --------------------------
       Ending Balance                         26,700    25,500   (1,200)
                                             ==========================
         Availability                          3,300     4,500    1,200
       Additional Discretionary Avail          5,000     5,000        0
-----------------------------------------------------------------------

In re: SLI Inc. et al.                       Case No.: 02-12599 through 02-12608

                                   Reporting Period: Apr:28, 2003 - June 1, 2003

                            SCHEDULE OF DISBURSEMENTS

====================================================================================================================================
                                                                                      Monthly Disbursements
                                                   ---------------------------------------------------------------------------------
Entity                                              September  October November December January  February   March   April     May
====================================================================================================================================
  SLI Inc.                                 02-12608  $ 3,162  $ 1,354  $ 3,806    1,539    1,639    4,498    2,541    1,316    3,022
  Chicago Miniature
    Optoelectronic
    Technologies, Inc.,                    02-12599    4,207    6,305    8,875    6,556    6,380    9,991    6,958    6,541    7,083
  Electro-Mag International, Inc.,         02-12600       --       --       --       --       --       --       --       --       --
  Chicago-Miniature
    Lamp-Sylvania Lighting
    International, Inc.,                   02-12602       --       --       --       --       --       --       --       --       --
  SLI Lighting Products                    02-12603    5,121    2,830    4,483    3,627    4,969    4,785    4,809    4,079    4,345
  SLI Lighting Company                     02-12604       --       --       --       --       --       --       --       --       --
  SLI Lighting Solutions                   02-12605        4       --       --        2       18       --       --        1       --
  CML Air, Inc.,                           02-12606       --       --       --       --       --       --       --       --       --

                                                   ---------------------------------------------------------------------------------
Disbursements (post filing only)                     $12,494  $10,489  $17,164  $11,724  $13,006  $19,274  $14,308  $11,937  $14,450
                                                   =================================================================================

In re: SLI Inc.                   Case No.: 02-12599, 12600, 12602, 12606, 12608
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                             Statement of Operations
                                    $US (000)

--------------------------------------------------------------------------------
                                                                      Cumulative
                                                                        Filing
SLI INC.(1)                                                May          to Date
================================================================================
NET SALES
================================================================================
      Outside Sales                                      $ 6,378       $ 45,312
--------------------------------------------------------------------------------
      Intercompany                                       $    72       $    279
--------------------------------------------------------------------------------
Total                                                      6,450         45,591
================================================================================
COST OF GOODS SOLD                                         5,568         41,566
================================================================================
GROSS PROFIT                                                 882          4,025
================================================================================

--------------------------------------------------------------------------------
Selling, General & Administration                          1,182         11,422
--------------------------------------------------------------------------------
Loss on Impairment of Assets                                  --             --
--------------------------------------------------------------------------------
One time cost                                              1,952         28,591
--------------------------------------------------------------------------------
Restructuring                                                 --             --
--------------------------------------------------------------------------------
                                                              --             --
================================================================================
OPERATING INCOME                                          (2,252)       (35,988)
================================================================================
OTHER (INCOME) EXPENSE:
--------------------------------------------------------------------------------
      Interest Expense, net                                  494          7,356
--------------------------------------------------------------------------------
      Related Party Interest Expense                                        (26)
--------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                           --          1,309
--------------------------------------------------------------------------------
      Minority interest                                                      --
--------------------------------------------------------------------------------
      Other, net                                                            697
================================================================================
INCOME BEFORE TAX                                         (2,746)       (45,324)
================================================================================
INCOME TAXES                                                  --            274
================================================================================
NET INCOME                                               $(2,746)      $(45,598)
================================================================================

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Products                                  Case No.: 02-12603
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                             Statement of Operations
                                    $US (000)

--------------------------------------------------------------------------------
                                                                      Cumulative
                                                                        Filing
SLI LIGHTING PRODUCTS                                       May        to Date
===============================================================================
NET SALES
===============================================================================
      Outside Sales                                       $ 4,273       $36,147
-------------------------------------------------------------------------------
      Intercompany                                             --            15
-------------------------------------------------------------------------------
Total                                                       4,273        36,162
===============================================================================
COST OF GOODS SOLD                                          3,448        28,991
===============================================================================
GROSS PROFIT                                                  825         7,171
===============================================================================

-------------------------------------------------------------------------------
Selling, General & Administration                             917         6,986
-------------------------------------------------------------------------------
Loss on Impairment of Assets                                                 --
-------------------------------------------------------------------------------
One time cost                                                                --
-------------------------------------------------------------------------------
Restructuring                                                                --
-------------------------------------------------------------------------------
                                                                             --
===============================================================================
OPERATING INCOME                                              (92)          185
===============================================================================
OTHER (INCOME) EXPENSE:
-------------------------------------------------------------------------------
      Interest Expense, net                                                  --
-------------------------------------------------------------------------------
      Related Party Interest Expense                                          1
-------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                          --
-------------------------------------------------------------------------------
      Minority interest                                                      --
-------------------------------------------------------------------------------
      Other, net                                               13            20
-------------------------------------------------------------------------------

===============================================================================
INCOME BEFORE TAX                                            (105)          164
===============================================================================
INCOME TAXES                                                                (30)
===============================================================================
NET INCOME                                                $  (105)      $   194
===============================================================================

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Company                                   Case No.: 02-12604
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                             Statement of Operations
                                    $US (000)

--------------------------------------------------------------------------------
                                                                      Cumulative
                                                                        Filing
SLI LIGHTING COMPANY                                           May     to Date
================================================================================
NET SALES
================================================================================
      Outside Sales                                                     $   --
--------------------------------------------------------------------------------
      Intercompany                                                          --
--------------------------------------------------------------------------------
Total                                                                       --
================================================================================
COST OF GOODS SOLD                                                          --
================================================================================
GROSS PROFIT                                                                --
================================================================================

--------------------------------------------------------------------------------
Selling, General & Administration                                6          55
--------------------------------------------------------------------------------
Loss on Impairment of Assets                                                --
--------------------------------------------------------------------------------
One time cost                                                               --
--------------------------------------------------------------------------------
Restructuring                                                               --
--------------------------------------------------------------------------------
                                                                            --
================================================================================
OPERATING INCOME                                                (6)        (55)
================================================================================
OTHER (INCOME) EXPENSE:
--------------------------------------------------------------------------------
      Interest Expense, net                                     (1)        (12)
--------------------------------------------------------------------------------
      Related Party Interest Expense                                        --
--------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                         --
--------------------------------------------------------------------------------
      Minority interest                                                     --
--------------------------------------------------------------------------------
      Other, net                                                (3)        (27)
--------------------------------------------------------------------------------

================================================================================
INCOME BEFORE TAX                                               (2)        (16)
================================================================================
INCOME TAXES                                                                --
================================================================================
NET INCOME                                                  $   (2)     $  (16)
================================================================================

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Solutions                                 Case No.: 02-12605
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                             Statement of Operations
                                    $US (000)

--------------------------------------------------------------------------------
                                                                      Cumulative
                                                                        Filing
SLI LIGHTING SOLUTIONS                                        May      to Date
================================================================================
NET SALES
================================================================================
      Outside Sales                                        $   --        $   --
--------------------------------------------------------------------------------
      Intercompany                                             --            --
--------------------------------------------------------------------------------
Total                                                          --            --
================================================================================
COST OF GOODS SOLD                                             --            --
================================================================================
GROSS PROFIT                                                   --            --
================================================================================

--------------------------------------------------------------------------------
Selling, General & Administration                            (125)         (125)
--------------------------------------------------------------------------------
Loss on Impairment of Assets                                   --            --
--------------------------------------------------------------------------------
One time cost                                                  --            --
--------------------------------------------------------------------------------
Restructuring                                                  --           403
--------------------------------------------------------------------------------
                                                                             --
================================================================================
OPERATING INCOME                                              125          (278)
================================================================================
OTHER (INCOME) EXPENSE:                                                      --
--------------------------------------------------------------------------------
      Interest Expense, net                                    --            --
--------------------------------------------------------------------------------
      Related Party Interest Expense                           --            --
--------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                            --            --
--------------------------------------------------------------------------------
      Minority interest                                        --            --
--------------------------------------------------------------------------------
      Other, net                                               --            --
================================================================================
INCOME BEFORE TAX                                             125          (278)
================================================================================
INCOME TAXES                                                   --            --
================================================================================
NET INCOME                                                 $  125        $ (278)
================================================================================

NOTE: Subject to quarter end review and adjustments.

In re: SLI Inc. et al.            Case No.: 02-12599, 12600, 12602, 12606, 12608
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                                  BALANCE SHEET
                                    $US (000)

--------------------------------------------------------------------------------
                                                                      Book Value
                                                                       at End of
                                                                        Current
                                                                       Reporting
SLI INC.(1)                                                              Month
--------------------------------------------------------------------------------
                                                                          May
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
   Cash and Cash Equivalents                                              3,262
--------------------------------------------------------------------------------
   Accounts Receivable                                                   12,826
--------------------------------------------------------------------------------
   Inventories                                                           12,693
--------------------------------------------------------------------------------
   Prepaid Expenses and Other Current Assets                              3,674
--------------------------------------------------------------------------------
   Intercompany Receivables                                             859,161
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                    891,616
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
   Gross PPE                                                             27,739
--------------------------------------------------------------------------------
   Less: Accumulated Depreciation                                        (9,451)
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                             18,288
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
   Investments in Subsidiary                                             89,428
--------------------------------------------------------------------------------
   Goodwill                                                               2,768
--------------------------------------------------------------------------------
   Other Intangible Assets                                                1,565
--------------------------------------------------------------------------------
   Deferred Charges                                                          --
--------------------------------------------------------------------------------
   Other Assets                                                              (4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                        $ 1,003,661
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------
   DIP Facility                                                          25,500
--------------------------------------------------------------------------------
   Accounts Payable                                                       2,099
--------------------------------------------------------------------------------
   Other Accrued Expenses                                                 8,275
--------------------------------------------------------------------------------
   Accrued Income Taxes Payable                                             876
--------------------------------------------------------------------------------
   Intercompany Payables                                                 30,535
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                67,285
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                      --
--------------------------------------------------------------------------------
Less Current Portion                                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------
   Deferred Income Taxes                                                  8,076
--------------------------------------------------------------------------------
   Other Long-Term Liabilities                                            4,226
--------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                  12,302
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                            386,659
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                         419,287
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------
   Common Stock                                                             191
--------------------------------------------------------------------------------
   Additional Paid-in Capital                                           230,375
--------------------------------------------------------------------------------
   Retained Earnings                                                   (112,249)
--------------------------------------------------------------------------------
   Currency Translation Adjustment                                         (189)
--------------------------------------------------------------------------------
   Less: Treasury Stock at Cost                                              --
--------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                              118,128
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                 $ 1,003,661
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Lighting Company                                   Case No.: 02-12604
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                                  BALANCE SHEET
                                    $US (000)

--------------------------------------------------------------------------------
                                                                      Book Value
                                                                       at End of
                                                                        Current
                                                                       Reporting
SLI LIGHTING COMPANY                                                     Month
--------------------------------------------------------------------------------
                                                                          May
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
   Cash and Cash Equivalents                                                 --
--------------------------------------------------------------------------------
   Accounts Receivable                                                       --
--------------------------------------------------------------------------------
   Income Tax Receivable                                                     --
--------------------------------------------------------------------------------
   Receivables from Shareholder                                              --
--------------------------------------------------------------------------------
   Inventories                                                               --
--------------------------------------------------------------------------------
   Prepaid Income Taxes                                                      --
--------------------------------------------------------------------------------
   Prepaid Expenses and Other Current Assets                                 10
--------------------------------------------------------------------------------
   Intercompany Receivables                                               4,145
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                      4,155
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
   Gross PPE                                                                783
--------------------------------------------------------------------------------
   Less: Accumulated Depreciation                                          (177)
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                606
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
   Investments in Subsidiary                                                 --
--------------------------------------------------------------------------------
   Goodwill                                                                  --
--------------------------------------------------------------------------------
   Other Assets                                                             400
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            $ 5,161
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------
   DIP Facility                                                              --
--------------------------------------------------------------------------------
   Accounts Payable                                                          --
--------------------------------------------------------------------------------
   Other Accrued Expenses                                                   411
--------------------------------------------------------------------------------
   Accrued Income Taxes Payable                                              --
--------------------------------------------------------------------------------
   Intercompany Payables                                                     --
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                   411
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                      --
--------------------------------------------------------------------------------
Less Current Portion                                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------
   Deferred Income Taxes                                                     --
--------------------------------------------------------------------------------
   Other Long-Term Liabilities                                               --
--------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                      --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                 --
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------
   Common Stock                                                              --
--------------------------------------------------------------------------------
   Additional Paid-in Capital                                             8,592
--------------------------------------------------------------------------------
   Retained Earnings                                                     (3,842)
--------------------------------------------------------------------------------
   Currency Translation Adjustment                                           --
--------------------------------------------------------------------------------
   Less:  Treasury Stock at Cost                                             --
--------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                4,750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                     $ 5,161
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Solutions                                 Case No.: 02-12605
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                                  BALANCE SHEET
                                    $US (000)

--------------------------------------------------------------------------------
                                                                      Book Value
                                                                       at End of
                                                                        Current
                                                                       Reporting
SLI LIGHTING SOLUTIONS                                                   Month
--------------------------------------------------------------------------------
                                                                          May
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
   Cash and Cash Equivalents                                                 --
--------------------------------------------------------------------------------
   Accounts Receivable                                                       --
--------------------------------------------------------------------------------
   Income Tax Receivable                                                     --
--------------------------------------------------------------------------------
   Receivables from Shareholder                                              --
--------------------------------------------------------------------------------
   Inventories                                                               --
--------------------------------------------------------------------------------
   Prepaid Income Taxes                                                      --
--------------------------------------------------------------------------------
   Prepaid Expenses and Other Current Assets                                 --
--------------------------------------------------------------------------------
   Intercompany Receivables                                                 654
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                        654
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
   Gross PPE                                                                 --
--------------------------------------------------------------------------------
   Less: Accumulated Depreciation                                            --
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
   Investments in Subsidiary                                                 --
--------------------------------------------------------------------------------
   Goodwill                                                                  --
--------------------------------------------------------------------------------
   Other Assets                                                              --
--------------------------------------------------------------------------------
TOTAL ASSETS                                                           $    654
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------
   DIP Facility                                                              --
--------------------------------------------------------------------------------
   Accounts Payable                                                          16
--------------------------------------------------------------------------------
   Other Accrued Expenses                                                    86
--------------------------------------------------------------------------------
   Accrued Income Taxes Payable                                              --
--------------------------------------------------------------------------------
   Intercompany Payables                                                     16
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                   118
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                      --
--------------------------------------------------------------------------------
Less Current Portion                                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------
   Deferred Income Taxes                                                     --
--------------------------------------------------------------------------------
   Other Long-Term Liabilities                                               --
--------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                      --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                311
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                          50,467
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------
   Common Stock                                                              --
--------------------------------------------------------------------------------
   Additional Paid-in Capital                                            17,002
--------------------------------------------------------------------------------
   Retained Earnings                                                    (67,244)
--------------------------------------------------------------------------------
   Currency Translation Adjustment                                           --
--------------------------------------------------------------------------------
   Less:  Treasury Stock at Cost                                             --
--------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                              (50,242)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                    $    654
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re                                   |      Case Nos. 02-12599 through
SLI, INC.,                              |      02-12608
CHICAGO MINIATURE                       |
  OPTOELECTRONIC                        |
  TECHNOLOGIES, INC.,                   |
ELECTRO-MAG INTERNATIONAL, INC.,        |      Chapter 11
CHICAGO-MINIATURE                       |
  LAMP-SYLVANIA LIGHTING                |
  INTERNATIONAL, INC.,                  |
SLI LIGHTING PRODUCTS, INC.,            |        Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                   |
SLI LIGHTING SOLUTIONS, INC., AND       |
CML AIR, INC.,                          |
                                        |
Debtors.                                |
-----------------------------------------

STATE OF MASSACHUSETTS              )
                                    )
COUNTY OF NORFORK                   )

      STEPHEN N. CUMMINGS, hereby declares and states:

      1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

      2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

      3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.

Dated:    6/26/03                           Respectfully submitted,
Canton, Massachusetts                       /s/ Stephen N. Cummings
                                            ------------------------------------
                                            Stephen N. Cummings
                                            Executive Vice President
                                            SLI, Inc.

In re: SLI Inc. et al.                       Case No.: 02-12599 through 02-12608
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                         Summary of Post Petition Debts
                                    $US (000)

================================================================================
Accounts Payable Aging                  Case #      Current   Past Due    Total
================================================================================
SLI Inc.(1)                            02-12608     $2,099     $   --     $2,099
--------------------------------------------------------------------------------
SLI Lighting Products                  02-12603        465         --        465
--------------------------------------------------------------------------------
SLI Lighting Company                   02-12604         --         --         --
--------------------------------------------------------------------------------
SLI Lighting Solutions                 02-12605         16         --         16
--------------------------------------------------------------------------------
Total                                               $2,580     $   --     $2,580
--------------------------------------------------------------------------------

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.                       Case No.: 02-12599 through 02-12608
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                       Accounts Receivable Reconciliation
                                    $US (000)

====================================================================================================================================
                                                                                         SLI Lighting    SLI Lighting  SLI Lighting
                                                                         SLI Inc.(1)       Products        Company       Solutions
                     Accounts Receivable Reconciliation                   02-12608         02-12603        02-12604       02-12605
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period        $ 13,364         $ 8,873        $   --         $ 713
------------------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                           6,888           4,279            --            --
------------------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                                       (7,003)         (4,486)           --           (67)
------------------------------------------------------------------------------------------------------------------------------------
+ Adjustments/Doubtful Accounts                                               (423)         (2,723)           --          (646)
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period              $ 12,826         $ 5,943        $   --         $  --
====================================================================================================================================

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.                       Case No.: 02-12599 through 02-12608
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                            Accounts Receivable Aging
                                    $US (000)

====================================================================================================================================
Accounts Receivable Aging                           Current    1-30    31-60     61+      Total    Other AR    Allowance  Total A/R
====================================================================================================================================
SLI Inc.(1)                              02-12608   $ 5,990   $4,717   $1,096   $ 1,962   $13,765   $   165    $ (1,104)   $12,826
------------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Products                    02-12603     4,420    1,182      307     2,805     8,714        --      (2,771)     5,943
------------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Company                     02-12604        --       --       --        --        --        --          --         --
------------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Solutions                   02-12605        --       --       --       667       667        --        (667)        --
------------------------------------------------------------------------------------------------------------------------------------
Total                                               $10,410   $5,899   $1,403   $ 5,434   $23,146   $   165    $ (4,542)   $18,769
------------------------------------------------------------------------------------------------------------------------------------

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.                       Case No.: 02-12599 through 02-12608
                                   Reporting Period: Apr 28, 2003 - June 1, 2003

                        Consolidated Debtor Questionnaire

================================================================================
Must be Completed Each Month                                              Yes/No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the normal           No
      course of business this reporting period? If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other than a           No
      debtor in possession account this reporting period? If yes, provide an explanation.
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed? If no,          Yes
      provide an explanation.
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other necessary      Yes
      insurance coverages in effect? If no, provide an explanation.
================================================================================